UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  September 22, 2010
(Date of earliest event reported)

GT SOLAR INTERNATIONAL, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-34133	03-0606749
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

243 Daniel Webster Highway
Merrimack, New Hampshire 03054
(Address of Principal Executive Offices, including  Zip Code)

(603) 883-5200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in the Registrant’s Certifying Accountant

(a)           On September 22, 2010, GT Solar International, Inc. (“GT Solar” or the” Company”) dismissed Ernst & Young LLP (“E&Y”) as its independent registered public accounting firm. The decision to dismiss E&Y was approved by the Audit Committee of the Board of Directors of GT Solar on September 21, 2010.

The reports of E&Y on the financial statements of the Company as of April 3, 2010 and March 28, 2009 and for each of the two fiscal years in the period ended April 3, 2010, did not contain  an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting  principles.

In connection with the audits of the Company’s financial statements for each of the past two fiscal years ended April 3, 2010 and March 28, 2009, and in the subsequent interim period through September 22, 2010, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y’s satisfaction, would have caused them to make reference to the subject matter in connection with their report of the Company’s financial statements for such years, except for a disagreement with E&Y regarding staffing of the audit engagement team. During March 2010, the Company requested that E&Y rotate the lead audit partner in advance of the rotation that would be required after completion of the financial statement audit for the Company’s fiscal year ending April 2, 2011 and to replace a certain member of the audit team.  E&Y denied the Company’s request. The Audit Committee of the Board of Directors of the Company discussed this matter with E&Y.  The Company has authorized E&Y to respond fully to the inquiries of its successor accountant,  Deloitte & Touche LLP (“Deloitte”), concerning this reportable disagreement.  There were no other reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company has furnished a copy of the above disclosures to E&Y and has requested that E&Y furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not E&Y agrees with the above statements. A copy of such letter dated September 27, 2010 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)           On September 21, 2010, after a request for proposal process, the Audit Committee offered to engage Deloitte as its new independent registered public accounting firm to audit the Company’s financial statements for the year ending April 2, 2011 and to review the financial statements to be included in the Company’s quarterly report on Form 10-Q for the quarters ending October 2, 2010 and January 1, 2011. Deloitte accepted the engagement on September 24, 2010.

Prior to the engagement of Deloitte, neither the Company nor anyone on behalf of the Company consulted with Deloitte during the Company’s two most recent fiscal years and through the subsequent interim periods in any manner regarding any matters described in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated September 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GT SOLAR INTERNATIONAL, INC.

/s/ Hoil Kim
Date: September 27, 2010	By:	Hoil Kim
	Its:	Vice President, Chief Administrative Officer,
General Counsel and Secretary